                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                   FORM  8-K

                                CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                             ----------------------


        Date of Report (Date of earliest event reported):  July 25, 1995


                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                         1-9019                       76-0040040
 (State or other                   (Commission                (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)



                 1330 Post Oak Boulevard, Houston, Texas 77056
              (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code (713) 623-6544

Item 5.  Other Events.

The information set forth in the press release of the registrant dated July 25, 1995, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

Exhibit
Number   Description
- ------   -----------
99.1     Press release dated July 25, 1995

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        UNION TEXAS PETROLEUM
                                        HOLDINGS, INC.



                                        By:  /s/ NEWTON W. WILSON, III
                                             ------------------------------
                                             NEWTON W. WILSON, III
                                             General Counsel,
                                             Vice President-Administration
                                             and Secretary




Date:    July 25, 1995

                               INDEX TO EXHIBITS

Exhibit
Number   Description
- ------   -----------
99.1     Press release dated July 25, 1995